Putnam
International
Growth
Fund

SEMIANNUAL REPORT
December 31, 1997

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* Putnam International Growth Fund has delivered strong returns, as evidenced by rankings of international funds tracked by Lipper Analytical Services. For the 5 years ended December 31, 1997, the fund's class A shares ranked in the top 6% of Lipper's international funds category, or 6 out of 112 funds.*

*"Putnam International Growth Fund combines all of the performance traits that one would want in a core international fund. This fund aims for relative consistency and it hasn't missed a beat yet."

                     -- Morningstar Mutual Funds, October 24, 1997

   CONTENTS
 4 Report from Putnam Management

10 Fund performance summary

13 Portfolio holdings

18 Financial statements

*Lipper rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. The fund's class A shares ranked 19 out of 421 (top 5%) for 1-year performance as of 12/31/97. Performance and rankings of other share classes will differ. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

With Europe's Economic and Monetary Union and its unified currency, the euro, about to overshadow the tumultuous -- and, we hope, transitory -- events in Asia, the world stands on the threshold of a new economic era. Implementation of this momentous move will not be accomplished without a fair share of uncertainty and adjustment on the part of national governments, individuals, corporations, and investors.

Indeed, a financial program can hardly be considered well diversified these days without at least a portion of its assets committed to international investments. Making sound investment choices will become an even greater challenge during and after the transition, especially given the volume of corporate restructurings, mergers, and acquisitions already proceeding or under consideration.

We believe your choice of Putnam International Growth Fund, backed by the considerable global research and analytical resources of one of the world's leading investment management organizations, is a sound one. We look forward to continued participation in your investment program.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
February 18, 1998



Report from the Fund Managers
Justin M. Scott
Omid Kamshad
David K. Thomas

As the world's attention remained fixed on the unfolding financial crisis in Asia, Putnam International Growth Fund reached the midpoint of its fiscal year in a relatively good position. For the semiannual period ended December 31, 1997, the fund had a total return of 0.63% at net asset value (-5.14% at public offering price), compared with the -8.48% performance of the Morgan Stanley Capital International EAFE Index. For the calendar year, the fund's 17.78% return at NAV (10.98% at POP) stands in stark contrast to the 1.78% return generated by the index.

In guiding your fund through this particularly tumultuous time in international markets, we positioned the portfolio in regions and companies believed to be relatively unaffected by the situation in Asia -- such as Europe and Canada -- as well as in companies with the potential to grow their businesses either through corporate restructuring or through establishing niche positions in industries with solid earnings growth potential.

* KEEPING ASIA IN PERSPECTIVE; BEING WARY OF JAPAN

Even before the turmoil began, we were actively reducing the fund's direct exposure to Southeast Asia as much as possible. For example, in the midst of the region's financial problems this past fall, the fund had virtually no exposure to Malaysia, Thailand, or Indonesia. Additionally, in the later part of 1997, we also reduced the weighting in Hong Kong-based securities as higher interest rates and speculative currency attacks on the Hong Kong dollar hurt that market.

As this report was being written, the constant drumbeat of bad news emanating from Asia made it difficult for investors to assess properly the long-term effects of the region's problems on the world. Many market observers believe there will be a global deflationary effect as a result of the crisis, which would negatively affect corporate earnings everywhere. We would amend that view to say that while we realize there has been a drop-off in the prices of commodity goods, basic materials, chemicals, and commodity technology products -- such as DRAM (dynamic random access memory) semiconductors, the currency devaluations in Asia have only affected these particular industries. On the other hand, the service industries of Europe and North America -- financial services, pharmaceuticals, entertainment, and information technology -- cannot be exported from Asia. Western economies are the undisputed leaders in these areas and we believe they will remain so.

As for Japan, bad went to worse for the world's second largest economy as new data -- along with a spate of bank and brokerage closures -- reinforced the widely held belief that Japan would stay mired in its economic malaise. It is becoming clear that continually low interest rates and an easy monetary policy are not helping to spur growth. Additionally the large, export-oriented companies that have benefited for some time from the weak yen now face the prospect of greater competition from Southeast Asia. With some of our Japanese holdings having performed very well, we began to reduce the fund's exposure to companies such as Hirose Electric Co. and Canon, Inc.

* EUROPE MOVES TOWARD MONETARY UNION; RESTRUCTURING STORIES
  PREDOMINATE

The quickening pace of events leading up to Europe's Economic and Monetary Union (EMU) in 1999 benefited corporate Europe and the securities markets. Interest rates have begun to converge at lower levels in anticipation of the singular monetary policy offered by EMU and businesses are pushing themselves to continue their rapid pace of cost cutting and restructuring, seeking to meet the demands of a larger, more competitive domestic -- as well as global -- environment.

[GRAPHIC OMITTED: horizontal bar chart COUNTRY ALLOCATIONS]

COUNTRY ALLOCATIONS*

United Kingdom        19.6%

France                14.8%

Japan                  9.7%

Switerland             9.1%

Canada                 7.8%

Germany                6.8%

Netherlands            5.5%

Footnote reads:
*Based on net assets as of 12/31/97. Holdings will vary over time.

Since it appears that Europe will author a key chapter of the world's economic history, we have sought to capture some of the tremendous opportunities the Continent offers to investors. For example, the fund has profited from the large amount of consolidation and restructuring taking place in the banking and financial arena. For years, banking in Europe was marked by large, inefficient institutions catering mainly to their own country's market and having no incentive to raise profitability. Now, in addition to the need to raise global capital, European banks realize that the single market will foster greater competition.

In this environment, mergers such as this year's $62 billion merger of Swiss Bank Corporation and Union Bank of Switzerland have become more commonplace. In this case, we believe the restructuring potential is huge in that the merged companies may be able to unlock significant profitability from the sharing of costs and the elimination of redundant functions. The fund has already benefited from the SBC/UBS merger announcement as well as several other important mergers and acquisitions in the European banking sector. While these holdings, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* TARGETING EUROPEAN GROWTH INDUSTRIES

In addition to EMU, one of our considerations in selecting stocks in Europe was the potential slowdown in Asian demand for European exports. Although on an aggregate basis, Europe is considered to be relatively insulated from the Asian fallout, there are certain industries (as we have described above) that will be more affected than others. With this in mind, we positioned the portfolio in areas that are more reliant on Europe and North America for growth.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Vodafone Group PLC (United Kingdom)
Telecommunications

United Bank of Switzerland (Switzerland)
Insurance and finance

Nestle S.A. (Switzerland)
Food and beverages

Sony Corp. (Japan)
Electronics and electrical equipment

Compagnie Generale des Eaux (France)
Environmental control

Elf Aquitaine S.A. (France)
Oil and gas

B A T Industries PLC (United Kingdom)
Consumer nondurables

SCOR (France)
Insurance and finance

Philips Electronics N.V. (Netherlands)
Electronics and electrical equipment

Internationale Nederlanden Groep (Netherlands)
Insurance and finance

Footnote reads:
These holdings represent 18.5% of the fund's net assets as of 12/31/97. Portfolio holdings will vary over time.


One example is telecommunications, particularly the cellular phone industry, which has some exposure to Asia but can also look to the West for future growth. Today Europe and North America are the leading growth areas for mobile communications service companies, producing revenues of just under $40 billion, according to a November 1997 review of the telecommunications industry by the Financial Times. For the future, it appears many countries around the world will shun relatively expensive fixed lines in favor of cellular operators. Some examples of leading players in this area that we've targeted include L.M. Ericsson of Sweden, Vodafone Group PLC of the United Kingdom, and Compagnie Generale des Eaux of France (which operates in the environmental control sector but actually owns a leading cellular business).

Another area is the pharmaceutical industry. Earlier this decade, pharmaceutical stocks suffered on fears that government health-care reform and industry competition would bring down drug prices. The pharmaceutical industry instead has demonstrated how its products can lower health-care costs and the U.S. and other governments have toned down their rhetoric. Additionally, many companies have focused resources on research and development and have developed a new wave of innovative drugs ready to replace those with expiring patents. Two leading pharmaceutical companies owned by the fund are Glaxo Wellcome PLC of the United Kingdom and Novartis AG of Switzerland.

* CANADA HELPS FUND RETURNS; LIGHTENING UP ON LATIN AMERICA

The Canadian economy continued to improve as economic growth was solid and interest rates fell. We targeted Canadian companies outside the volatile natural resources area that are considered to be globally oriented and are trading at reasonable valuations. Some examples include Northern Telecom Ltd., Bank of Nova Scotia and transportation equipment manufacturer Bombardier, Inc.

We've also begun to reduce the fund's positions in Latin America. While countries like Mexico have vastly improved their economies compared with levels just a few years ago, some countries may face a difficult near-term future. Much like the Southeast Asian countries, Brazil, which is heavily dependent on a large flow of foreign capital, has had to raise interest rates to defend its currency in light of a widening current account deficit. In addition, stocks in many of the Latin American companies we have favored in the past are no longer trading at reasonable valuations.

* OUTLOOK: DEALING WITH WORLD OF DIVERGENT MARKETS

It has been a long time since we have seen such a vast divergence between the performance of European markets and that of the Asian markets. In this unusual situation, we believe the fund is very well positioned in the strong markets of Europe as well as being ready to take advantage of any undervalued opportunities in Asia.

In Europe, we look forward to further fiscal convergence after the introduction of EMU as corporate Europe forces governments to unify wage practices and corporate tax rates across the Continent. In Asia, we anticipate some time will elapse before that region's financial systems are in a more healthy state. Finally, recent attempts aside, we believe it will take greater fiscal policy action by the Japanese government to revive that country's economy.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 12/31/97, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks including currency fluctuations, political developments, and economic instability.

Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam International Growth Fund is designed for investors seeking capital appreciation through equity securities of issuers located outside the United States.

TOTAL RETURN FOR PERIODS ENDED 12/31/97

                     Class A          Class B          Class M
(inception date)    (2/28/91)         (6/1/94)        (12/1/94)
                  NAV      POP     NAV     CDSC     NAV       POP
-------------------------------------------------------------------
6 months         0.63%   -5.14%   0.26%   -4.48%   0.39%    -3.11%
-------------------------------------------------------------------
1 year          17.78    10.98   16.86    11.86   17.14     13.06
-------------------------------------------------------------------
5 years        124.82   111.98  116.53   114.53  119.84    112.11
Annual average  17.59    16.21   16.71    16.49   17.06     16.23
-------------------------------------------------------------------
Life of class  122.79   109.90  110.53   110.53  114.72    107.22
Annual average  12.42    11.45   11.50    11.50   11.82     11.24
-------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 12/31/97

                             MSCI EAFE      Consumer
                               Index       Price Index
-------------------------------------------------------------------
6 months                       -8.48%        0.62%
-------------------------------------------------------------------
1 year                          1.78         1.70
-------------------------------------------------------------------
5 years                        71.49        13.67
Annual average                 11.39         2.60
-------------------------------------------------------------------
Life of fund                   47.75        19.66
Annual average                  5.87         2.66
-------------------------------------------------------------------

Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% for class A shares and 3.50% for class M shares. One, five, and ten year and life of fund returns for class B shares reflect the applicable contingent deferred sales charges
(CDSC), which is 5% in the first year, declines each year to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating costs applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 12/31/97
                              Class A       Class B      Class M
--------------------------------------------------------------------
Distributions (number)           1              1            1
--------------------------------------------------------------------
Income                        $0.249         $0.173       $0.195
--------------------------------------------------------------------
Capital gains
--------------------------------------------------------------------
Long-term                      0.304          0.304        0.304
--------------------------------------------------------------------
Short-term                     0.487          0.487        0.487
--------------------------------------------------------------------
  Total                       $1.040         $0.964       $0.986
--------------------------------------------------------------------
Share value:              NAV      POP       NAV     NAV       POP
--------------------------------------------------------------------
6/30/97                $17.58   $18.65    $17.32  $17.48    $18.11
--------------------------------------------------------------------
12/31/97                16.67    17.69     16.42   16.58     17.18
--------------------------------------------------------------------
Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares  may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Europe, Australia and the Far East (EAFE) component of the Morgan Stanley Capital International World Index is an unmanaged list of international equity securities, excluding U.S., with all values expressed in U.S. dollars. Performance figures reflect changes in market prices and reinvestment of distributions net of withholding taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


Portfolio of investments owned
December 31, 1997 (Unaudited)


COMMON STOCKS (91.8%) *
NUMBER OF SHARES                                                                       VALUE

Australia (1.7%)
--------------------------------------------------------------------------------------------
   2,400,512  Australia & New Zealand Banking Group Ltd.                      $   15,846,116
   4,023,271  QBE Insurance Group Ltd.                                            18,090,465
                                                                              --------------
                                                                                  33,936,581

Austria (0.5%)
--------------------------------------------------------------------------------------------
      62,510  VA Technolgies AG                                                    9,493,560

Brazil (0.4%)
--------------------------------------------------------------------------------------------
     394,700  Petroleo Brasileiro S/A-Petrobras ADR +                              9,324,788

Canada (7.8%)
--------------------------------------------------------------------------------------------
     657,907  Bank of Nova Scotia                                                 31,003,384
   1,027,300  Bombardier, Inc.                                                    21,132,536
     922,163  Cae, Inc.                                                            7,226,578
     309,300  Magna International, Inc. Class A                                   19,427,906
   1,558,477  National Bank                                                       25,734,717
     344,100  Newbridge Networks Corp. +                                          12,050,241
     304,333  Northern Telecom Ltd.                                               27,075,250
     294,500  Royal Bank of Canada                                                15,639,904
                                                                              --------------
                                                                                 159,290,516

China/Hong Kong (1.4%)
--------------------------------------------------------------------------------------------
   2,171,500  Dao Heng Bank Group Ltd.                                             5,423,985
     829,600  Guoco Group Ltd.                                                     2,029,344
   3,552,000  Hutchison Whampoa, Ltd.                                             22,283,679
                                                                              --------------
                                                                                  29,737,008

France (14.8%)
--------------------------------------------------------------------------------------------
     417,265  Banque Nationale de Paris                                           22,162,224
     267,053  Compagnie Generale des Eaux                                         37,244,649
     140,280  Cie Fin Paribas                                                     12,181,046
     320,100  Elf Aquitaine S.A.                                                  37,202,391
     376,600  Lafarge Coppee                                                      24,691,905
     599,870  Michelin Corp. Class B                                              30,177,754
     710,800  SCOR                                                                33,964,510
     428,300  SGS-Thomson Microelectronics ADR                                    26,153,069
     229,640  Societe Generale                                                    31,264,287
     111,422  Societe Television Francaise 1                                      11,377,143
     289,827  Total Corp. ADR Class B                                             31,518,627
                                                                              --------------
                                                                                 303,435,504

Germany (6.8%)
--------------------------------------------------------------------------------------------
     170,690  Altana AG                                                           11,724,258
     565,292  Bayer AG ADR                                                        21,127,710
      40,023  Bayerische Motoren Werke (BMW) AG                                   29,939,341
     369,300  Deutsche Bank AG                                                    26,085,150
     383,000  Deutsche Telekom AG                                                  7,210,540
     478,200  Deutsche Telekom AG ADR +                                            8,906,475
      50,783  Mannesmann AG                                                       25,673,942
     132,700  Veba (Vereinigte Elektrizitaets Bergwerks) AG                        9,041,018
                                                                              --------------
                                                                                 139,708,434

Ireland (3.6%)
--------------------------------------------------------------------------------------------
   2,472,451  Allied Irish Banks PLC                                              23,976,544
   1,641,548  Bank of Ireland                                                     25,329,742
   2,192,488  CRH PLC                                                             25,701,533
                                                                              --------------
                                                                                  75,007,819

Italy (1.4%)
--------------------------------------------------------------------------------------------
   5,010,000  Ente Nazionale Idrocarburi SPA                                      28,413,028

Japan (9.7%)
--------------------------------------------------------------------------------------------
     864,000  Canon, Inc.                                                         20,150,049
     214,700  Circle K Japan Co. Ltd.                                             10,294,395
      26,500  Hirose Electric Co. Ltd.                                             1,356,002
   1,302,000  KAO Corp.                                                           18,778,358
     333,000  Murata Manufacturing Co. Ltd.                                        8,379,283
   4,228,000  Nikko Securities Co. Ltd.                                           11,222,765
   1,421,000  Nomura Securities Co. Ltd.                                          18,968,461
     289,390  Promise Co., Ltd.                                                   16,073,515
     667,000  Ricoh Co. Ltd.                                                       8,289,525
     185,000  Rohm Co. Ltd.                                                       18,876,095
     523,000  Sankyo Co. Ltd.                                                     11,836,205
     433,400  Sony Corp.                                                          38,568,760
     500,000  Tokyo Electron Ltd.                                                 16,033,749
                                                                              --------------
                                                                                 198,827,162

Mexico (0.8%)
--------------------------------------------------------------------------------------------
   3,461,600  Cemex, S.A. de C.V.                                                 15,693,560

Netherlands (5.5%)
--------------------------------------------------------------------------------------------
     809,268  ABN AMRO Holding N.V.                                               15,777,930
     151,900  Akzo-Nobel N.V.                                                     26,211,372
     748,922  Internationale Nederlanden Groep                                    31,568,578
     529,228  Philips Electronics N.V.                                            31,764,129
     152,800  Vendex International N.V.                                            8,439,447
                                                                              --------------
                                                                                 113,761,456

Philippines (0.1%)
--------------------------------------------------------------------------------------------
      82,190  Philippine Long Distance Telephone Co.                               1,808,180
Poland (0.1%)
--------------------------------------------------------------------------------------------
     213,700  Bank Handlowy Warszawie GDR +                                        2,731,960

Portugal (2.3%)
--------------------------------------------------------------------------------------------
     523,500  Banco Totta & Accores S.A.                                          10,287,818
   1,107,400  Electricidade de Portugal S.A. +                                    20,985,810
     327,000  Portugal Telecom S.A.                                               15,185,324
                                                                              --------------
                                                                                  46,458,952

Singapore (3.2%)
--------------------------------------------------------------------------------------------
   5,222,000  DBS Land Ltd.                                                        8,014,729
   1,718,000  Development Bank of Singapore Ltd.                                  14,716,954
   1,967,000  Keppel land Ltd.                                                     2,714,717
   2,444,000  Overseas Chinese Banking Corp.                                      14,248,186
   3,731,000  Overseas Union Bank Ltd.                                            14,315,854
   2,296,000  United Overseas Bank Ltd. +                                         12,770,732
                                                                              --------------
                                                                                  66,781,172

South Korea (0.3%)
--------------------------------------------------------------------------------------------
     712,000  Korea Electric Power Corp.                                           6,594,921

Sweden (2.7%)
--------------------------------------------------------------------------------------------
     348,083  Astra AB                                                             6,034,270
     244,282  Pharmacia & Upjohn, Inc. ADS                                         8,993,185
      33,950  Sandvik AB Class A                                                     967,358
     461,460  Sandvik AB Class B                                                  13,206,846
     719,721  Telefonaktiebolaget LM Ericsson Class B                             27,086,177
                                                                              --------------
                                                                                  56,287,836

Switzerland (9.1%)
--------------------------------------------------------------------------------------------
       3,222  ABB AG +                                                             4,045,412
       9,425  Julius Baer Holdings AG                                             17,476,394
     169,099  CIBA Specialty Chemicals AG +                                       20,132,211
      11,260  Georg Fischer AG                                                    15,408,826
      27,065  Nestle S.A.                                                         40,537,314
      15,424  Novartis AG ADR                                                     25,011,892
      58,230  Publicitas Holding S.A.                                             12,709,798
      32,386  United Bank of Switzerland                                          46,800,706
       9,674  Zurich Versicherungs-Gesellschaft                                    4,606,982
                                                                              --------------
                                                                                 186,729,535

United Kingdom (19.6%)
--------------------------------------------------------------------------------------------
   6,371,247  Avis Europe PLC                                                     18,280,764
   3,833,343  B A T Industries PLC                                                35,019,352
   1,643,600  Bass PLC                                                            25,598,749
   1,765,380  British Petroleum Co. PLC                                           23,288,893
   7,208,422  BTR PLC                                                             21,871,506
     964,758  Burmah Castrol PLC                                                  16,863,391
     579,400  Cookson Group PLC                                                    1,882,198
     938,600  Dixons Group PLC                                                     9,456,761
   2,427,900  General Electric Co. PLC                                            15,794,230
   1,240,341  Glaxo Wellcome PLC                                                  29,452,641
     693,256  HSBC Holdings PLC                                                   17,092,464
     905,400  Molins PLC                                                           4,344,643
     774,600  Peninsular and Oriental Steam Navigation Co. +                       8,845,409
   1,591,600  Rio Tinto PLC                                                       19,657,868
   6,202,900  Rolls-Royce PLC                                                     24,037,168
   2,001,000  Securicor Group PLC Class A                                          9,420,498
   3,323,900  Shell Transportation & Trading                                      24,116,889
     336,900  Siebe PLC                                                            6,638,800
   1,245,932  Smiths Industries PLC                                               17,422,515
   2,216,771  Tomkins PLC                                                         10,637,375
   1,755,600  Unilever Group                                                      15,082,869
   6,504,042  Vodafone Group PLC                                                  47,083,477
                                                                              --------------
                                                                                 401,888,460
                                                                              --------------

              Total Common Stocks (cost $1,788,764,011)                       $1,885,910,432

WARRANTS (--%) (cost $-) +                                EXPIRATION
NUMBER OF WARRANTS                                        DATE                         VALUE
--------------------------------------------------------------------------------------------
      56,130  Compagnie Generale des Eaux (France)        5/2/01              $       38,116

SHORT-TERM INVESTMENTS (8.7%) *
PRINCIPAL AMOUNT                                                                       VALUE
--------------------------------------------------------------------------------------------
 $25,000,000  Corp. Asset Funding Co., Inc., effective yield
                of 5.85%, February 3, 1998                                       $24,865,938
  22,600,000  Federal Home Loan Mortgage Corp., effective yield
                of 5.59%, March 6, 1998                                           22,375,406
  25,000,000  Federal National Mortgage Association, effective yield
                of 5.66%, February 18, 1998                                       24,811,333
 107,378,000  Interest in $509,463,000 joint repurchase agreement dated December 31, 1997, with S.B.C. Warburg Inc.,
                due January 2, 1998, with respect to various
                U.S. Treasury obligations -- maturity value of $107,416,775
                for an effective yield of 6.50%                                  107,397,388
                                                                              --------------
              Total Short-Term Investments (cost $179,450,065)                $  179,450,065
--------------------------------------------------------------------------------------------
              Total Investments (cost $1,968,214,076) ***                     $2,065,398,613
--------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------
Forward Currency Contracts to Sell at December 31, 1997 (Unaudited)
(aggregate face value $125,793,173)

                     Market      Aggregate Face     Delivery        Unrealized
                     Value            Value           Date         Appreciation
--------------------------------------------------------------------------------------------
Japanese Yen      $65,971,520      $66,380,926       6/12/98        $  409,406
Japanese Yen       58,676,377       59,412,247       6/12/98           735,870
--------------------------------------------------------------------------------------------
                                                                    $1,145,276
--------------------------------------------------------------------------------------------


  * Percentages indicated are based on net assets of $2,054,858,619

*** The aggregate identified cost on a tax basis is $1,968,898,885 resulting in gross unrealized appreciation and depreciation of $194,632,463 and $98,132,735, respectively, or net unrealized appreciation of $96,499,728

  + Non-income-producing security.

    ADR, ADS and GDR after the name of a foreign holding stands for American Depository
    Receipts, American Depository Shares and Global Depository Receipts, respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

    The fund had the following industry group concentration greater than 10% at December
    31, 1997 (as a percentate of net assets):

       Insurance and Finance         25.6%

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
December 31, 1997 (Unaudited)

Assets
--------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,968,214,076) (Note 1)                                     $2,065,398,613
--------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                          2,411,209
--------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            11,200,042
--------------------------------------------------------------------------------------------
Receivable for securities sold                                                    24,281,816
--------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                     1,145,276
--------------------------------------------------------------------------------------------
Total assets                                                                   2,104,436,956

Liabilities
--------------------------------------------------------------------------------------------
Payable to subcustiodian (Note 2)                                                     13,216
--------------------------------------------------------------------------------------------
Payable for securities purchased                                                  16,687,423
--------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        19,249,646
--------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                       3,413,796
--------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           794,457
--------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                           619
--------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                           5,367
--------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                             1,465,764
--------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                      7,629,389
--------------------------------------------------------------------------------------------
Other accrued expenses                                                               318,660
--------------------------------------------------------------------------------------------
Total liabilities                                                                 49,578,337
--------------------------------------------------------------------------------------------
Net assets                                                                    $2,054,858,619

Represented by
--------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                               $1,951,556,287
--------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                         (6,963,372)
--------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions (Note 1)                                            11,963,590
--------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                      98,302,114
--------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding     $2,054,858,619

Computation of net asset value and offering price
--------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,087,431,453 divided by 65,238,784 shares)                                         $16.67
--------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $16.67)*                               $17.69
--------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($774,744,882 divided by 47,179,184 shares)**                                         $16.42
--------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($91,689,324 divided by 5,529,005 shares)                                             $16.58
--------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $16.58)*                               $17.18
--------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($100,992,960 divided by 6,050,815 shares)                                            $16.69
--------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended December 31, 1997 (Unaudited)

Investment income:
--------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $1,066,456)                                     $ 7,973,553
--------------------------------------------------------------------------------------------
Interest                                                                           3,731,490
--------------------------------------------------------------------------------------------
Total investment income                                                           11,705,043
--------------------------------------------------------------------------------------------

Expenses:
Compensation of Manager (Note 2)                                                   6,286,017
--------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                     3,511,973
--------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                      5,345
--------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      12,719
--------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                              1,200,228
--------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                              3,289,884
--------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                296,765
--------------------------------------------------------------------------------------------
Reports to shareholders                                                               55,194
--------------------------------------------------------------------------------------------
Registration fees                                                                    246,049
--------------------------------------------------------------------------------------------
Auditing                                                                              25,709
--------------------------------------------------------------------------------------------
Legal                                                                                  7,932
--------------------------------------------------------------------------------------------
Postage                                                                              128,765
--------------------------------------------------------------------------------------------
Other                                                                                103,453
--------------------------------------------------------------------------------------------
Total expenses                                                                    15,170,033
--------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (488,800)
--------------------------------------------------------------------------------------------
Net expenses                                                                      14,681,233
--------------------------------------------------------------------------------------------
Net investment loss                                                              (2,976,190)
--------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                  61,524,143
--------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                        3,196,066
--------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities
in foreign currencies during the period                                           (1,626,830)
--------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period                     (62,937,244)
--------------------------------------------------------------------------------------------
Net gain on investments                                                              156,135
--------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                             $(2,820,055)
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                         Six months ended         Year ended
                                                              December 31            June 30
                                                                     1997*              1997
--------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------
Net investment income (loss)                               $   (2,976,190)    $    4,804,657
--------------------------------------------------------------------------------------------
Net realized gain on investments                               64,720,209         57,568,626
--------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments     (64,564,074)       143,110,522
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                (2,820,055)       205,483,805
--------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                   (14,955,356)        (2,849,521)
--------------------------------------------------------------------------------------------
    Class B                                                    (7,467,011)        (1,353,487)
--------------------------------------------------------------------------------------------
    Class M                                                      (988,740)          (209,806)
--------------------------------------------------------------------------------------------
    Class Y                                                    (1,576,368)          (724,825)
--------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                   (47,508,780)        (1,056,776)
--------------------------------------------------------------------------------------------
    Class B                                                   (34,141,073)          (842,170)
--------------------------------------------------------------------------------------------
    Class M                                                    (4,010,737)          (100,420)
--------------------------------------------------------------------------------------------
    Class Y                                                    (4,501,471)          (237,370)
--------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)             816,470,254        860,838,080
--------------------------------------------------------------------------------------------
Total increase in net assets                                  698,500,663      1,058,947,510

Net assets
--------------------------------------------------------------------------------------------
Beginning of period                                         1,356,357,956        297,410,446
--------------------------------------------------------------------------------------------
End of period (including distributions in excess of net
investment income and undistributed net investment
income of $6,963,372 and $21,000,293, respectively)        $2,054,858,619     $1,356,357,956
--------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
--------------------------------------------------------------------------------------------------------------------------
                              Six Months
                                   ended
Per-share                        Dec. 31
operating performance         (Unaudited)                                      Year ended June 30
--------------------------------------------------------------------------------------------------------------------------
                                    1997           1997             1996          1995           1994          1993
--------------------------------------------------------------------------------------------------------------------------
                                                                                C>
Net asset value,
beginning of period               $17.58         $14.25           $12.10        $11.83          $9.58         $8.82
--------------------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)          --(c)         .15(c)           .13(c)        .08(d)        (.06)(d)       .07(d)
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                  .13           3.39             2.29           .36           2.53           .69
--------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .13           3.54             2.42           .44           2.47           .76
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.25)          (.15)            (.26)           --             --            --
--------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                      (.79)          (.06)            (.01)         (.11)          (.22)           --
--------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                   --             --               --          (.06)            --            --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                (1.04)          (.21)            (.27)         (.17)          (.22)           --
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $16.67         $17.58           $14.25        $12.10         $11.83         $9.58
--------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           0.63*         25.13            20.21          3.76          25.81          8.62
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                $1,087,431       $728,849         $151,088       $32,856         $8,781        $2,859
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .71*          1.59             1.74          1.61(d)        2.17(d)       1.80(d)
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           (.03)*          .98              .99           .97(d)        (.17)(d)       .81(d)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             40.92*         86.40            44.14         25.83          96.13         80.92
--------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (e)                     $.0278         $.0352
--------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended June 30, 1996 and thereafter includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

(d) Reflects an expense limitation in effect during the year. As a result of such limitation, expenses for class A shares of the fund for the periods ended June 30, 1994 and June 30, 1993 reflect per share reductions of approximately $0.03 and  $0.05, respectively. Expenses for class B shares of the fund for the period ended June 30, 1994 reflect a reduction of less than $0.01 per share. Expenses for class A, B and M shares for the period ended June 30, 1995 reflect a reduction of less than $0.01 per share.

(e) Average commission rate paid on security trades is required for fiscal periods beginning on or after
    September 1, 1995.





Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------
                                   Six Months
                                        ended                                                       For the period
Per-share                             Dec. 31                                                         June 1, 1994+
operating performance              (Unaudited)                      Year ended June 30                 to June 30
------------------------------------------------------------------------------------------------------------------------
                                         1997             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $17.32           $14.10           $12.00           $11.82           $11.78
------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)             (.07)(c)          .03(c)           .04(c)           .01(d)          (.01)(c)(d)
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                       .13             3.34             2.26              .34              .05
------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                     .06             3.37             2.30              .35              .04
------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------
From net
investment income                        (.17)            (.09)            (.19)              --               --
------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                           (.79)            (.06)            (.01)            (.11)              --
------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                        --               --               --             (.06)              --
------------------------------------------------------------------------------------------------------------------------
Total distributions                      (.96)            (.15)            (.20)            (.17)              --
------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $16.42           $17.32           $14.10           $12.00           $11.82
------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                0.26*           24.09            19.35             3.00             0.34*
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $774,745         $472,663         $132,013          $25,892           $2,470
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                1.08*            2.34             2.49              2.41(d)           .15(d)*
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                (.40)*            .18              .32              .23(d)          (.06)(d) *
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  40.92*           86.40            44.14            25.83            96.13
------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (e)                          $.0278           $.0352
------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended June 30, 1996 and thereafter includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

(d) Reflects an expense limitation in effect during the year. As a result of such limitation, expenses for class A shares of the fund for the periods ended June 30, 1994 and June 30, 1993 reflect per share reductions of approximately $0.03 and  $0.05, respectively. Expenses for class B shares of the fund for the period ended June 30, 1994 reflect a reduction of less than $0.01 per share. Expenses for class A, B and M shares for the period ended June 30, 1995 reflect a reduction of less than $0.01 per share.

(e) Average commission rate paid on security trades is required for fiscal periods beginning on or after
    September 1, 1995.





Financial highlights
(For a share outstanding throughout the period)

CLASS M
--------------------------------------------------------------------------------------------------------------------
                                                Six Months
                                                     ended                                     For the period
Per-share                                          Dec. 31                                        Dec. 1,1994+
operating performance                           (Unaudited)             Year ended June 30         to June 30
--------------------------------------------------------------------------------------------------------------------
                                                      1997             1997             1996             1995
--------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $17.48           $14.22           $12.09           $11.87
--------------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          (.05)(c)          .07(c)           .08(c)           .03(d)
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                    .14             3.36             2.28              .36
--------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                  .09             3.43             2.36              .39
--------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------
From net
investment income                                     (.20)            (.11)            (.22)              --
--------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                        (.79)            (.06)            (.01)            (.11)
--------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                     --               --               --             (.06)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                   (.99)            (.17)            (.23)            (.17)
--------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $16.58           $17.48           $14.22           $12.09
--------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                             0.39*           24.40            19.71             3.33*
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                     $91,689          $58,471          $14,309           $1,777
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                              .96*            2.09             2.25             1.61(d)*
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                             (.27)*            .44              .61              .58(d)*
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                               40.92*           86.40            44.14            25.83
--------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (e)                                       $.0278           $.0352
--------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended June 30, 1996 and thereafter includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

(d) Reflects an expense limitation in effect during the year. As a result of such limitation, expenses for class A shares of the fund for the periods ended June 30, 1994 and June 30, 1993 reflect per share reductions of approximately $0.03 and  $0.05, respectively. Expenses for class B shares of the fund for the period ended June 30, 1994 reflect a reduction of less than $0.01 per share. Expenses for class A, B and M shares for the period ended June 30, 1995 reflect a reduction of less than $0.01 per share.

(e) Average commission rate paid on security trades is required for fiscal periods beginning on or after
    September 1, 1995.





Financial highlights
(For a share outstanding throughout the period)

CLASS Y
----------------------------------------------------------------------------------------------------------
                                                                        Six Months
                                                                             ended    or the period
Per-share                                                                  Dec. 31    July 12, 1996+
operating performance                                                   (Unaudited)      to June 30
----------------------------------------------------------------------------------------------------------
                                                                              1997             1997
----------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                         $17.60           $13.88
----------------------------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                   .02(c)           .20(c)
----------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                            .14             3.75
----------------------------------------------------------------------------------------------------------
Total from
investment operations                                                          .16             3.95
----------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------
From net
investment income                                                             (.28)            (.17)
----------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                (.79)            (.06)
----------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                                             --               --
----------------------------------------------------------------------------------------------------------
Total distributions                                                          (1.07)            (.23)
----------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                               $16.69           $17.60
----------------------------------------------------------------------------------------------------------
Ratios and supplemental data
----------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                       --*           25.44*
----------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                            $100,993          $96,375
----------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                      .58*            1.30*
----------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                      .11*            1.26*
----------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                       38.48*           86.40*
----------------------------------------------------------------------------------------------------------
Average commision
rate paid (e)                                                               $.0278           $.0352
----------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended June 30, 1996 and thereafter includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

(d) Reflects an expense limitation in effect during the year. As a result of such limitation, expenses for class A shares of the fund for the periods ended June 30, 1994 and June 30, 1993 reflect per share reductions of approximately $0.03 and  $0.05, respectively. Expenses for class B shares of the fund for the period ended June 30, 1994 reflect a reduction of less than $0.01 per share. Expenses for class A, B and M shares for the period ended June 30, 1995 reflect a reduction of less than $0.01 per share.

(e) Average commission rate paid on security trades is required for fiscal periods beginning on or after
    September 1, 1995.




Notes to financial statements
December 31, 1997 (Unaudited)

Note 1
Significant accounting policies

Putnam International Growth Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in equity securities of companies located outside United States.

The fund offers class A, class B, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and may be subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A shares , class B and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that initially invest at least $250 million in a combination of Putnam Funds.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price on the principal market in which the securities are traded, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended December 31, 1997, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

As part of the subcustodian contract between the subcustodian bank and Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc., the subcustodian bank has a lien on the securities of the fund to the extent permitted by the funds investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At December 31, 1997, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC.
Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended December 31, 1997, fund expenses were reduced by $488,800 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,550 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B, and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B, and class M shares respectively.

For the six months ended December 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $925,422 and $60,109 from the sale of class A and class M shares, respectively and received $348,428 in contingent deferred sales charges from redemptions of class B. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended December 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received $56,748 on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended December 31, 1997, purchases and sales of investment securities other than short-term investments aggregated $1,256,875,972 and $674,860,415, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At December 31, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                              Six months ended
                              December 31, 1997
----------------------------------------------------
Class A                   Shares              Amount
----------------------------------------------------
Shares sold           66,934,605      $1,194,795,542
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions          3,480,098          59,091,981
----------------------------------------------------
                      70,414,703       1,253,887,523

Shares
repurchased          (46,643,059)       (835,497,538)
----------------------------------------------------
Net increase          23,771,644        $418,389,985
----------------------------------------------------

                                  Year ended
                                June 30, 1997
----------------------------------------------------
Class A                   Shares              Amount
----------------------------------------------------
Shares sold           60,834,772        $950,877,485
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions            249,993           3,619,895
----------------------------------------------------
                      61,084,765         954,497,380

Shares
repurchased          (30,218,569)       (482,442,248)
----------------------------------------------------
Net increase          30,866,196        $472,055,132
----------------------------------------------------

                               Six months ended
                              December 31, 1997
----------------------------------------------------
Class B                   Shares              Amount
----------------------------------------------------
Shares sold           25,353,162        $447,410,466
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions          2,153,172          36,044,083
----------------------------------------------------
                      27,506,334         483,454,549

Shares
repurchased           (7,614,665)       (134,132,755)
----------------------------------------------------
Net increase          19,891,669        $349,321,794
----------------------------------------------------

                                  Year ended
                                June 30, 1997
----------------------------------------------------
Class B                   Shares              Amount
----------------------------------------------------
Shares sold           28,247,200        $431,211,646
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions            133,547           1,913,736
----------------------------------------------------
                      28,380,747         433,125,382

Shares
repurchased          (10,458,488)       (161,084,240)
----------------------------------------------------
Net increase          17,922,259        $272,041,142
----------------------------------------------------

                              Six months ended
                              December 31, 1997
----------------------------------------------------
Class M                   Shares              Amount
----------------------------------------------------
Shares sold            3,466,972         $61,678,749
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions            286,757           4,846,205
----------------------------------------------------
                       3,753,729          66,524,954

Shares
repurchased           (1,569,398)        (27,962,458)
----------------------------------------------------
Net increase           2,184,331         $38,562,496
----------------------------------------------------

                                  Year ended
                                June 30, 1997
----------------------------------------------------
Class M                   Shares              Amount
----------------------------------------------------
Shares sold            4,009,824         $62,137,457
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions             20,175             291,322
----------------------------------------------------
                       4,029,999          62,428,779

Shares
repurchased           (1,691,586)        (26,931,634)
----------------------------------------------------
Net increase           2,338,413         $35,497,145
----------------------------------------------------

                               Six months ended
                              December 31, 1997
----------------------------------------------------
Class Y                   Shares              Amount
----------------------------------------------------
Shares sold            1,109,482         $19,998,887
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions            357,521           6,077,851
----------------------------------------------------
                       1,467,003          26,076,738

Shares
repurchased             (891,303)        (15,880,759)
----------------------------------------------------
Net increase             575,700         $10,195,979
----------------------------------------------------

                        For the period July 12, 1996
                             (commencement of
                              operations) to
                               June 30, 1997
----------------------------------------------------
Class Y                   Shares              Amount
----------------------------------------------------
Shares sold            6,376,026         $95,236,557
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions             66,468             962,195
----------------------------------------------------
                       6,442,494          96,198,752

Shares
repurchased             (967,379)        (14,954,091)
----------------------------------------------------
Net increase           5,475,115         $81,244,661
----------------------------------------------------



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA  02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA  02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Tim Ferguson
Vice President

Brett C. Browchuk
Vice President

Justin M. Scott
Vice President and Fund Manager

Omid Kamshad
Vice President and Fund Manager

David Thomas
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam International Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal
Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

SA009-36891-841/524/891   2/98




PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam International Growth Fund
Supplement to Semiannual Report dated December 31, 1997

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $250 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, and M shares, which are discussed more extensively in the semiannual report.

SEMIANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return:                               NAV

Six months ended 12/31/97                     0.79%
One year ended 12/31/97                      17.94
Five years ended  12/31/97                  125.73
Annual average                               17.68
Life of class (since  7/12/96 )             123.69
Annual average                               12.49
----------------------------------------------------------------------------
Share value:                                NAV

6/30//97                                   $17.60
12/31/97                                    16.69
----------------------------------------------------------------------------
Distributions:   No.        Income          Capital gains             Total
                                       Short-Term    Long-Term
                 1          $0.277       $0.487       $0.304          $1.068
----------------------------------------------------------------------------

Please note that past performance does not indicate future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.